Note Related party transactions (Financial Condition accounts outstanding with EVERTEC) (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Related Party Transaction [Line Items]
Deposits	$ (328,000)	$ (234,000)
EVERTEC Inc.
Related Party Transaction [Line Items]
Accounts receivables (Other assets)	6,394	3,148
Deposits	(14,899)	(23,973)
Accounts payable (Other liabilities)	(20,372)	(16,192)
Total	$ (28,877)	$ (37,017)